Item 1: Report to Shareholders

Summit Municipal Intermediate Fund	October 31, 2006

The views and opinions in this report were current as of October 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds produced good returns and tax-free municipal securities outpaced their taxable counterparts in the one-year period ended October 31, 2006. In the last six months, municipal yields generally declined across all maturities as the Federal Reserve suspended its tightening efforts in anticipation of reduced inflation pressures stemming from slower economic growth. Long-term and lower-quality municipal securities outperformed short-term and higher-quality issues, respectively. The Summit Municipal Funds generally outperformed their benchmarks and maintained favorable long-term relative performance records.

ECONOMY AND INTEREST RATES

Economic growth was strong in the first quarter but has moderated significantly since that time. According to initial estimates, the economy expanded at an annualized rate of 1.6% in the third quarter versus 2.6% in the second and 5.6% in the first. The slowdown reflected a cooler housing market, softer job growth, and a deceleration of consumer spending amid high energy costs and slower housing equity growth.

The overall rate of inflation has eased somewhat as oil and gas prices fell sharply in recent months, but “core” inflation (excluding food and energy prices) was above the stated comfort zone of Federal Reserve officials for most of the last year. In response, the central bank raised the federal funds target rate to 5.25% at the end of June—a level not seen in more than five years.

Since midyear, the central bank has refrained from raising the fed funds rate—the highly anticipated pause in monetary tightening following 17 quarter-point rate increases over two years—based on the moderation of U.S. economic growth and perceptions that inflation will moderate over time. However, Fed officials believe that “some inflation risks remain” and have left open the possibility of additional rate increases.

As shown in the graph, municipal money market and short-term bond yields were fairly steady in the last six months. Long-term rates declined, resulting in the outperformance of long-term securities and an extraordinary flattening of the municipal yield curve, a graphic representation of the relationship between bond yields and maturities. Yields of municipal securities maturing in 10 years or less varied by only 20 to 30 basis points at the end of October, and there was only about a 60- to 70-basis-point difference between municipal money market yields and 30-year municipal bond yields at the end of our reporting period—an unusually narrow spread. (One hundred basis points equal one percentage point.)

MUNICIPAL MARKET NEWS

New municipal borrowing in the first 10 months of the year totaled more than $295 billion, which was approximately 12% lower than in the first 10 months of 2005, according to The Bond Buyer. Refunding issuance had dropped off considerably in the early part of 2006, but the recent decline in longer-term interest rates has prompted municipalities to increase their refunding activity. Demand from investors, including nontraditional buyers of municipals such as hedge funds, continued to support the market as retail demand remained moderate. Favorable credit conditions have also been supportive, as state government coffers continued to accumulate tax revenues.

Long-term municipals outperformed shorter-term issues as interest rates declined in the last six months. High-yield securities continued to outperform higher-quality issues, led by airline and tobacco bonds. However, their performance advantage has abated in recent months as the decelerating economy has made investors somewhat more risk averse. In the investment-grade municipal universe, industrial revenue, tobacco, and hospital revenue bonds were among the best-performing areas. The long rally in lower-quality bonds has extended valuations in some revenue sectors, including industrial revenue and tobacco bonds, to near historic tight levels.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 1.57% in the second half of our fiscal year and 2.92% for the 12-month period ended October 31, 2006. As shown in the Performance Comparison table, the fund outperformed its Lipper benchmark in both periods.

The fund’s record relative to its competitors over the last decade has been excellent. Lipper ranked the fund in the top 9% of the Lipper tax-exempt money market funds universe for the 10-year period ended October 31, 2006. The fund was also ranked in the top 11% for the three- and five-year periods ended October 31, 2006. (Based on cumulative total return, Lipper ranked the Summit Municipal Money Market Fund 17 out of 115, 11 out of 107, 10 out of 97, and 7 out of 79 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Since our last report, the two-year string of fed funds rate increases was finally broken when the central bank announced its intentions to pause at its August meeting, keeping the target rate at its cycle high of 5.25%. Market sentiment, which had consistently predicted rate increases over the last two years, began to shift in late July, going so far as to begin anticipating rate cuts from the Fed.

However, recent economic data have made discerning the timing and direction of the Fed’s next move rather challenging.

Money market rates manifested these shifting sentiments over the past six months. In the taxable money market, the one-year LIBOR began the period at 5.38%, rose as high as 5.77% in late June, then fell to 5.34% by the end of October. Municipal rates followed a similar path: one-year municipal note yields climbed as high as 3.77% in July before shifting sentiment and sharply curtailed supply pushed yields down to 3.55% by the end of the period. Variable rate securities, which have become the dominant structure in the municipal money market, yielded on average about 3.55%, an increase of about 50 basis points (0.50%) over the prior six-month period.

The municipal money market landscape has changed significantly in the past few years. Traditional note issuance—long a summer staple of the market—continues to diminish as stronger tax receipts at the state and local levels obviate the need for short-term cash flow borrowing. In addition, issuers are increasingly turning to alternative financing structures to meet their borrowing needs.

Our fund management has evolved with the changing dynamics of the market. With a generally flat municipal yield curve, our highest-yielding holdings were tender option bond variable rate securities. (A tender option bond is a municipal security with a long maturity that gives the bondholder the right to sell the bond at par value at predetermined daily, weekly, or monthly intervals. Because of this feature, such bonds behave like short-term investments and are thus appropriate for municipal money market funds.) In fact, the portfolio’s overall weighting in variable rate securities has grown to almost 80%. At the same time, we are less reliant on fixed-rate, fixed-term securities. As a result, the portfolio’s weighted average maturity is somewhat shorter than before—34 days at the end of October versus 42 days six months ago.

In the near term, we expect municipal money market rates to stay in a relatively narrow range as we appraise incoming economic data for clues about the Fed’s next move. Until a clearer picture emerges, our investment posture should remain conservative—a higher concentration of variable rate securities and a shorter, rather than longer, weighted average maturity.

Summit Municipal Intermediate Fund
Your fund returned 3.68% in the second half of our fiscal year and 5.10% for the 12-month period ended October 31, 2006. As shown in the Performance Comparison table, the fund exceeded its Lipper benchmark in both periods. In the last six months, the fund’s total return was almost equally derived from dividend income ($0.20 per share) and appreciation of our holdings (a $0.19 increase in the fund’s net asset value, or NAV). For the 12-month period, the fund earned $0.40 in dividend income, and its NAV rose $0.14, from $10.81 to $10.95.

The fund’s performance relative to its competitors over the last decade has been very favorable. Lipper ranked the fund in the top 13% of the Lipper intermediate municipal debt funds universe for the one-year period ended October 31, 2006. Lipper also ranked the fund in the top 17% of the category for the five-year period. (Based on cumulative total return, Lipper ranked the Summit Municipal Intermediate Fund 20 out of 159, 29 out of 134, 18 out of 108, and 14 out of 69 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The fund’s outperformance in the last six months was driven by our duration posture, our positioning on the municipal yield curve, and a narrowing of the yield differences between bonds with higher and lower quality. Our below-average expense ratio was also a favorable factor.

At the beginning of our reporting period, we kept the portfolio’s duration—a measure of its sensitivity to interest rate fluctuations—in line with that of the benchmark. In June, we decided to extend the duration in response to generally higher municipal yields, improving value of municipal securities relative to taxable bonds, and our belief that the Federal Reserve would soon stop raising the fed funds rate. We achieved this by moving some of the fund’s assets from seven-year to 20-year bonds, most of which were trading to 10-year call dates. This worked in our favor, as long-term interest rates declined and 20-year bonds outperformed seven-year issues since the end of June.

After the Federal Reserve suspended its tightening efforts, we began to position the fund for potential reductions in short-term interest rates by decreasing our exposure to one-year issues in favor of bonds maturing in three to five years. We had emphasized bonds with very short maturities when yields were rising, and we wanted to reduce this overweight in the event the market started to anticipate a short-term rate cut.

Credit spreads, which reflect the yield differences between higher- and lower-quality municipals, continued to narrow in the second half of our fiscal year. (Lower-quality bonds usually have higher yields to compensate investors for the additional credit risk.) In our last few letters to shareholders, we have expressed some concern that credit spreads were tight and might begin to widen, yet we continued cautiously adding some higher-yielding investments to the portfolio. However, the opportunities to do so have been diminishing as the yield gaps have narrowed, particularly among newly issued bonds. The main opportunities to find and exploit attractive municipal values in today’s environment typically involve older securities that begin to trade at distressed levels due to a specific event.

Summit Municipal Income Fund
Your fund returned 4.49% in the second half of our fiscal year and 6.41% in the 12-month period ended October 31, 2006. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark in both periods. In the last six months, the fund’s total return was almost equally derived from dividend income ($0.23 per share) and appreciation of our holdings (a $0.26 increase in the fund’s net asset value, or NAV). For the 12-month period, the fund earned $0.46 dividend income, and its NAV increased $0.23, from $10.97 to $11.20.

The fund’s record versus its competitors over the last decade is remarkable. Lipper ranked the fund in the top 5% of the general municipal debt funds category for the 10-year period ended October 31, 2006. Lipper also ranked the fund in the top 7% of the category for the five-year period ended October 31, 2006. (Based on cumulative total return, Lipper ranked the Summit Municipal Income Fund 38 out of 258, 26 out of 249, 15 out of 225, and 6 out of 144 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The portfolio’s duration, which is a measure of its sensitivity to interest rate fluctuations, declined from approximately 5.9 years to 5.3 years as rates fell in the last six months. Nevertheless, the duration for most of our reporting period was firmly longer than that of our unmanaged market benchmark, the Lehman Brothers Municipal Bond Index, which contributed to our performance advantage. To accomplish this, we used new cash flows to opportunistically purchase bonds with long durations—mostly longer-term issues—during periods of market weakness. This worked in our favor, as longer-term bonds outperformed shorter maturities.

We continued to underweight intermediate-term securities, namely 3- to 10-year municipals, relative to the benchmark since the end of April, though we altered this stance slightly by extending the underweighting to include securities with maturities of up to 15 years. Consequently, we increased exposure to securities maturing in three years or less, as well as securities maturing in 20 years or more. This emphasis on very long and very short maturities is often referred to as a “barbell” portfolio structure.

Lower-rated holdings in our portfolio remained solid performers as the yield difference between higher- and lower-quality securities continued to narrow—also known as spread compression. (Lower-quality bonds usually have higher yields to compensate investors for the additional credit risk.) Life-care bonds fared well, particularly a handful of holdings that were refunded. Holdings with longer durations, including zero coupon bonds, also outperformed; one of our best performers was a zero coupon bond issued by the New Jersey State Transportation Trust maturing in 2029 that we purchased in May. In contrast, positions that lagged were those with shorter maturities, namely prerefunded bonds maturing in less than five years.

Thanks to higher bond valuations as well as new shareholder investments, the fund’s asset growth has been exceptional. In fact, in the last year, the fund has more than doubled in size, which we believe is a reflection of its solid performance history. With this growth, the portfolio’s sector and quality diversifications have shifted somewhat. However, the main catalysts that aided fund performance in the past appear to be intact.

Regarding sector diversification, we’ve continued to utilize our strong credit research capabilities to extract additional returns from the hospital and life-care sectors. The fund’s exposure to state-issued general obligations increased, reflecting purchases of Puerto Rico debt, whose yields became quite attractive after budget woes contributed to debt downgrades and a subsequent widening of yield spreads. We believed—correctly—that there was relative value in these securities, and our purchases have been top performers.

In general, however, we have become more selective on lower-rated credits due to spread compression. Overall exposure to below investment-grade securities did not change in the last six months, but our allocations are smaller than what the fund historically has had in high-yield securities. Nevertheless, we are comfortable with our present exposure based on current market valuations and our near-term outlook.

With the Fed’s monetary policy likely to remain steady for the time being, we are inclined to maintain a bias toward longer maturities, which should allow us to pick up some incremental yield. In addition, the fund’s duration posture will most likely remain slightly longer than that of its benchmark. As always, we will look to take advantage of relative value in the municipal bond market in the form of credit quality, sector selection, and bond structure.

OUTLOOK

Following two years of Federal Reserve interest rate increases, the economy seems to be transitioning to a period of below-trend growth that could continue well into 2007. The slowdown in the housing market is beginning to have an impact on employment in housing-related industries. At the same time, reduced refinancing activity and slower home equity growth, coupled with higher interest and energy costs, are dampening consumer spending. Cost and price pressures may continue, which could drive yields higher and prompt the central bank to raise the fed funds rate again. At present, however, Fed officials seem prepared to keep short-term rates steady as long as they believe that the economy is slowing sufficiently to ease inflation pressures over time.

Two factors that should support municipal bonds at current levels are the municipal yield curve’s positive slope (that is, longer maturities have higher yields than short maturities) and the likelihood that supply will be moderate for the rest of the year. While we are beginning to favor high-quality securities over high-yield issues because of current valuations, our lower-quality municipal allocations remain an important component of our strategies. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments.

Municipal bonds have outperformed their taxable counterparts on an absolute basis over the past several years, reaching valuations one might consider rich. However, municipal bonds may be on a long-term trend of improving valuations, which, in a broader, historical context, may still appear attractive. Thus, municipals may continue to be an appealing alternative for investors in higher tax brackets, as their after-tax yields are likely to be higher than those of comparable Treasuries or other taxable securities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 15, 2006

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: A taxable money market benchmark.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter-and longer-term securities.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

Fund Expense Example
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

October 31, 2006

Portfolio of Investments †

(Amounts in 000s)

MUNICIPAL SECURITIES 100.6%

	$ Par	Value
Alabama 1.1%		
Alabama Federal Highway Fin. Auth., 5.00%, 3/1/08 (1)	1,000	1,019
Health Care Auth. for Baptist Health, 5.00%, 11/15/18	1,000	1,046
Jefferson County Sewer, 5.50%, 2/1/40 (Prerefunded 2/1/11) (2)(3)	1,000	1,084
		3,149
Alaska 1.2%		
Alaska HFC, Single Family, 5.75%, 12/1/11 (4)	485	499
Alaska Int'l. Airport, 5.00%, 10/1/13 (1)(4)	1,000	1,063
Anchorage, GO, 5.00%, 3/1/20 (1)	1,755	1,885
		3,447
Arizona 1.3%		
Arizona HFA, Blood Systems, 5.00%, 4/1/18	645	672
Arizona School Fac. Board, 5.50%, 7/1/13 (Prerefunded 7/1/11) (2)	1,500	1,624
Salt River Agricultural Improvement & Power, 5.25%, 1/1/15	500	541
Tempe IDA, Friendship Village, 5.375%, 12/1/13	750	764
		3,601
Arkansas 0.2%		
Univ. of Arkansas, 5.00%, 11/1/26 (1)	500	528
		528
California 9.8%		
California, Economic Recovery, GO, 5.25%, 1/1/11	1,000	1,066
California, Economic Recovery, GO, 5.25%, 7/1/12	670	727
California, GO, 5.00%, 2/1/11	750	791
California, GO, 5.00%, 3/1/14	1,000	1,084
California, GO, 5.00%, 9/1/24	2,900	3,100

California, GO, 5.00%, 11/1/24	700	729
California, GO, 5.50%, 11/1/33	500	550
California Dept. of Water Resources, Power Supply 5.25%, 5/1/09 (1)	1,500	1,565
California Dept. of Water Resources, Power Supply 5.50%, 5/1/11	800	861
California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (5)	1,250	1,380
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20	750	792
California Public Works Board, Univ. of California Research 5.00%, 10/1/25	2,070	2,220
Capistrano Unified School Dist. No. 90-2, Telega 5.875%, 9/1/23	200	213
Chabot-Las Positas Community College Dist., GO Zero Coupon, 8/1/27 (5)	2,505	924
Long Beach Harbor, 5.00%, 5/15/18 (1)	1,500	1,634
Los Angeles Community College Dist., GO, 5.00%, 8/1/24 (6)	1,000	1,070
Napa Valley Community College Dist., 5.00%, 8/1/21 (1)	1,000	1,080
Port of Oakland, 5.00%, 11/1/11 (1)(4)	1,000	1,058
San Diego Unified School Dist., 5.00%, 7/1/16 (1)	3,405	3,757
Tobacco Securitization Auth. of Southern California 5.625%, 6/1/43 (Prerefunded 6/1/12) (2)	1,000	1,103
Univ. of California Regents, 5.00%, 5/15/19 (6)	1,215	1,308
		27,012
Colorado 0.3%		
Colorado HFA, Evangelical Lutheran, 5.00%, 6/1/16	700	740
		740
Connecticut 1.0%		
Connecticut, 5.25%, GO, 6/15/13 (Prerefunded 6/15/09) (2)(3)	1,000	1,050
Mashantucket Western Pequot Tribe, 5.60%, 9/1/09 (7)	200	206
Mashantucket Western Pequot Tribe, 5.70%, 9/1/12 (7)	500	515

Mohegan Tribe Indians, 6.25%, 1/1/31	450	481
Univ. of Connecticut, Student Fee, 5.25%, 11/15/16 (3)	500	547
		2,799
Delaware 0.7%		
Delaware River & Bay Auth., 5.00%, 1/1/21 (1)	1,000	1,073
New Castle County, Newark Charter School, 5.00%, 9/1/26	500	510
Sussex County, Cadbury Lewes, 5.90%, 1/1/26	475	495
		2,078
District of Columbia 2.5%		
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/08 (1)(4)	1,650	1,706
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/12 (3)(4)	1,750	1,902
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/18 (1)(4)	1,000	1,076
Metropolitan Washington D.C. Airports Auth. 5.75%, 10/1/19 (3)(4)	1,000	1,091
Washington Metropolitan Area Transit Auth., 5.00%, 1/1/12 (1)	1,000	1,068
		6,843
Florida 5.3%		
Broward County, GO, 5.25%, 1/1/18	500	533
Fishhawk Community Dev. Dist. II, 5.00%, 11/1/07	15	15
Fishhawk Community Dev. Dist. II, 5.125%, 11/1/09	160	160
Florida Board of Ed., Capital Outlay, GO, 5.125%, 6/1/13	1,000	1,046
Florida Board of Ed., GO, 5.00%, 6/1/08	1,000	1,023
Florida Dept. of Environmental Protection, 5.25%, 7/1/14 (3)	500	545
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/19	1,615	1,705
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/29 (Tender 11/16/09)	1,000	1,030

Hillsborough County Aviation Auth., 5.25%, 10/1/09 (1)(4)	1,000	1,043
Lee County, Solid Waste, 5.25%, 10/1/08 (1)(4)	2,000	2,060
Middle Village Community Dev. Dist., 5.00%, 5/1/09	80	80
Orange County, Sales Tax, 5.00%, 1/1/14 (3)	800	858
Paseo Community Dev. Dist., 5.00%, 2/1/11	575	573
Preserve at Wilderness Lake Community Dev. Dist. 5.00%, 5/1/09	30	30
Reedy Creek Improvement Dist., GO, 5.375%, 6/1/15 (5)	750	803
Reedy Creek Improvement Dist., Utility System 5.00%, 10/1/15 (5)	2,000	2,190
Saint John's County IDA, Glenmoor, 5.00%, 1/1/16	400	405
Seven Oaks Community Dev. Dist. II, 5.00%, 5/1/09	610	615
		14,714
Georgia 3.0%		
Atlanta Airport, 5.00%, 1/1/27 (6)	1,400	1,478
Chatham County Hosp. Auth., Memorial Health Univ. Medical Center, 5.50%, 1/1/34	1,000	1,068
Cobb-Marietta Water Auth., 5.50%, 11/1/14	750	838
Fulton County Water & Sewer Auth., 5.00%, 1/1/21 (3)	1,000	1,065
Georgia, GO, 5.00%, 5/1/18 (Prerefunded 5/1/12) (2)	1,000	1,072
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.75%, 11/1/18 (Prerefunded 11/1/10) (2)	1,955	2,136
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34	405	428
Savannah Economic Dev. Auth., Savannah College of Art & Design, 6.80%, 10/1/19 (Prerefunded 10/1/09) (2)	200	221
		8,306
Hawaii 1.7%		
Hawaii, GO, 5.50%, 2/1/11 (6)	1,050	1,128
Hawaii Dept. of Budget & Fin., Wilcox Memorial Hosp. 5.50%, 7/1/09	1,300	1,345

Iowa 0.4%		
Tobacco Settlement Auth., 5.375%, 6/1/38	1,000	1,050
		1,050
Kansas 0.1%		
Wyandotte County Unified Gov't., 4.75%, 12/1/16	135	140
Wyandotte County Unified Gov't., 5.00%, 12/1/20	215	224
		364
Kentucky 0.2%		
Kenton County Airport Board, Delta Airlines 7.50%, 2/1/12 (4)(9)	800	480
		480
Louisiana 1.7%		
Hodge Utility, PCR, Stone Container, 7.45%, 3/1/24 (4)	200	249
Louisiana, Gas & Fuels Tax, 5.00%, 5/1/24 (10)	1,500	1,600
Louisiana, GO, 5.00%, 8/1/18 (1)	950	1,029
Saint Charles Parish PCR, Shell Oil, VRDN (Currently 3.66%) (4)	1,900	1,900
		4,778
Maryland 4.9%		
Anne Arundel County, GO, 5.00%, 3/1/17	2,110	2,303
Baltimore Convention Center Hotel, 5.00%, 9/1/16	400	406
Charles County, GO, 5.00%, 3/1/13	1,810	1,954
Maryland DOT, 5.00%, 5/1/08	2,000	2,043
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/13 (4)(6)	1,250	1,368
Maryland Economic Dev. Corp., Chesapeake Bay 7.625%, 12/1/22 (Prerefunded 12/1/09) (2)	375	419
Maryland Economic Dev. Corp., Chesapeake Hyatt 5.00%, 12/1/16	750	757

Maryland Economic Dev. Corp., Chesapeake Bay 7.73%, 12/1/27 (Prerefunded 12/1/09) (2)	400	448
Maryland Energy Fin. Administration, Baltimore Wastewater 6.30%, 12/1/10 (4)	205	210
Maryland HHEFA, Doctor's Community Hosp., 5.50%, 7/1/24	70	70
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/19	1,415	1,518
Montgomery County, GO, 5.25%, 10/1/14	1,500	1,622
Northeast Maryland Waste Disposal Auth., Solid Waste 5.50%, 4/1/11 (4)(5)	250	267
		13,385
Massachusetts 0.8%		
Massachusetts, GO, 5.00%, 8/1/10 (5)(8)	75	79
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13) (2)	500	546
Massachusetts, GO, 5.00%, 8/1/10 (5)	1,425	1,495
Massachusetts Water Pollution Abatement Trust 6.00%, 8/1/15 (Prerefunded 8/1/09) (2)	190	204
		2,324
Michigan 1.9%		
Detroit City School Dist., 5.50%, 5/1/18 (Prerefunded 5/1/12) (2)(6)	1,000	1,094
Detroit City School Dist., Building & Site Improvement, GO 5.00%, 5/1/08 (3)	500	510
Michigan Hosp. Fin. Auth., Mercy Health Services 5.00%, 8/15/12 (8)	1,395	1,424
Michigan Municipal Bond Auth., Clean Water Fund 5.00%, 10/1/22	1,000	1,079
Wayne County Charter Airport, 5.25%, 12/1/11 (1)(4)	1,000	1,036
		5,143
Minnesota 1.4%		
Minneapolis, Convention Center, GO, 5.00%, 12/1/10	1,255	1,324

Minneapolis-St. Paul Metropolitan Airport Commission 5.50%, 1/1/17 (3)	1,000	1,068
Southern Minnesota, Power Agency, 5.25%, 1/1/13 (5)	1,400	1,524
		3,916
Missouri 1.2%		
Good Shepherd Nursing Home Dist., 5.45%, 8/15/08	180	181
Missouri HEFA, Washington Univ., VRDN (Currently 3.64%)	700	700
Missouri Highway & Transportation Commission 5.00%, 5/1/23	1,450	1,562
Saint Louis Municipal Fin. Corp., City Justice Center 5.375%, 2/15/14 (5)	750	812
		3,255
Nebraska 0.4%		
Univ. of Nebraska, Board of Regents, 5.00%, 7/1/28	1,000	1,045
		1,045
Nevada 1.1%		
Clark County, 5.50%, 6/1/16 (Prerefunded 6/1/11) (2)(3)	800	865
Clark County IDRB, PCR, Southwest Gas, 5.80%, 3/1/38 (Tender 3/1/13) (4)	500	536
Clark County School Dist., GO, 5.00%, 6/15/16 (6)	1,400	1,510
Nevada Dept. of Business & Ind., Las Ventanas 6.75%, 11/15/23	200	204
		3,115
New Jersey 2.4%		
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 3/1/15	1,000	1,102
New Jersey Economic Dev. Auth., Winchester Gardens 8.625%, 11/1/25 (Prerefunded 11/1/06) (2)	210	214
New Jersey HFFA, Childrens Specialized Hosp., 5.00%, 7/1/12	400	415
New Jersey HFFA, Childrens Specialized Hosp., 5.00%, 7/1/18	400	412

New Jersey Transportation Trust Fund Auth. 5.25%, 12/15/09 (1)	1,500	1,574
New Jersey Transportation Trust Fund Auth., 5.75%, 6/15/11 (8)	1,000	1,093
Salem County Pollution Control Fin. Auth., PCR, PSEG Power 5.75%, 4/1/31 (4)	200	214
Tobacco Settlement Fin. Corp., 6.00%, 6/1/37	1,455	1,570
		6,594
New Mexico 0.4%		
Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	1,000	1,067
		1,067
New York 9.8%		
Albany Parking Auth., 5.25%, 10/15/12	255	268
Dormitory Auth. of the State of New York Mental Health Services, 5.00%, 2/15/19 (3)	1,500	1,614
Dormitory Auth. of the State of New York Mount Sinai NYU Health, 5.00%, 7/1/11	345	350
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (6)	500	539
Dormitory Auth. of the State of New York, State Univ. 5.25%, 7/1/19 (1)	1,200	1,325
New York City, GO, 5.00%, 4/1/20	2,000	2,130
New York City, GO, 5.00%, 4/1/21 (3)	2,000	2,142
New York City, GO, 5.00%, 8/1/21	2,050	2,181
New York City, GO, 5.25%, 8/1/11	1,500	1,602
New York City Housing Dev. Corp. HUD Capital Funding Program, 5.00%, 7/1/19 (3)	1,000	1,077
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	1,000	1,066
New York City IDA, 7 World Trade Center, 6.75%, 3/1/15	500	539
New York City IDA, Terminal One Group, 5.00%, 1/1/12 (4)	1,775	1,854
New York City IDA, Terminal One Group, 5.50%, 1/1/24 (4)	500	541
New York City Transitional Fin. Auth., 5.00%, 11/1/14	2,000	2,183

New York State Environmental Fac., New York City Municipal Water Fin. Auth., 6.875%, 6/15/10	40	40
New York State Housing Fin. Agency, 5.85%, 9/15/09	300	306
New York State Urban Dev. Corp., Correctional & Youth Fac. 5.25%, 1/1/21 (Tender 1/1/09)	1,000	1,031
New York State Urban Dev. Corp., Correctional & Youth Fac. 5.50%, 1/1/17 (Tender 1/1/11)	1,500	1,602
Port Auth. of New York & New Jersey, 5.875%, 9/15/15 (3)(4)	1,000	1,012
Tobacco Settlement Fin. Corp., 5.50%, 6/1/16	1,500	1,610
Tobacco Settlement Fin. Corp., 5.50%, 6/1/19 (3)	1,330	1,459
TSASC, Tobacco Settlement 5.75%, 7/15/32 (Prerefunded 7/15/12) (2)	500	554
		27,025
North Carolina 1.3%		
North Carolina Eastern Municipal Power Agency 5.375%, 1/1/11	2,000	2,119
North Carolina Eastern Municipal Power Agency, 6.70%, 1/1/19	700	761
North Carolina Municipal Power Agency #1, Catawba Electric 5.50%, 1/1/13	750	813
		3,693
North Dakota 0.4%		
Ward County, Trinity Health, 5.125%, 7/1/17	1,000	1,065
		1,065
Ohio 1.3%		
Cuyahoga County Hosp., Cleveland Clinic Health System 6.00%, 1/1/32	1,250	1,392
Dayton IDRB, Emery Air Freight, 6.05%, 10/1/09	625	664
Ohio Higher Ed. Fac., Denison Univ., 5.125%, 11/1/21	1,525	1,628
		3,684

Oklahoma 1.1%		
Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32	770	848
Oklahoma Transportation Auth., 5.25%, 1/1/16 (5)	1,000	1,073
Oklahoma Turnpike Auth., VRDN (Currently 3.50%) (10)	1,000	1,000
		2,921
Oregon 1.5%		
Oregon DOT, 5.50%, 11/15/14 (Prerefunded 11/15/12) (2)	1,000	1,102
Portland Sewer, 5.00%, 6/15/12 (1)	1,500	1,605
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/16 (11)	1,395	1,487
		4,194
Pennsylvania 2.3%		
Allegheny County Sanitary Auth., 5.75%, 12/1/16 (Prerefunded 12/1/10) (1)(2)	1,410	1,539
Cumberland County Municipal Auth., Wesley Affiliated Services 7.125%, 1/1/25	400	470
Pennsylvania, GO, 5.00%, 7/1/13 (3)	1,000	1,081
Pennsylvania Intergov't. Cooperative Auth., 5.25%, 6/15/13 (3)	750	780
Philadelphia Auth. for Ind. Dev., Paul's Run Retirement Community, 5.85%, 5/15/13	500	512
Souderton Area School Dist., GO, 5.00%, 11/15/18 (3)	1,700	1,842
		6,224
Puerto Rico 2.6%		
Puerto Rico, Gov't. Dev. Bank, GO, 5.00%, 12/1/08	1,250	1,279
Puerto Rico, Gov't. Dev. Bank, GO, TECP, 4.05%, 1/25/07	550	550
Puerto Rico Electric Power Auth., 5.25%, 7/1/12 (6)	1,000	1,087
Puerto Rico Infrastructure Fin. Auth., Excise Taxes 5.50%, 7/1/16 (5)	1,750	2,004

Tennessee Housing Dev. Agency, Single Family Housing 5.05%, 7/1/11 (4)	355	366
		9,870

Texas 10.6%

Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 5.40%, 11/15/09	845	867
Austin, GO, 5.00%, 9/1/17 (1)	1,800	1,951
Dallas/Fort Worth Airport, 6.10%, 11/1/20 (3)(4)	1,500	1,596
Harris County, GO, 5.00%, 10/1/23	400	420
Harris County Health Fac. Dev. Corp., St. Lukes Episcopal Hosp. VRDN (Currently 3.65%)	2,780	2,780
Harris County Health Fac. Dev. Corp., Texas Childrens Hosp. 5.375%, 10/1/12	800	838
Houston, GO, 5.375%, 3/1/12 (Prerefunded 3/1/11) (2)(6)	1,200	1,283
Houston Airport, 5.20%, 7/1/18 (3)(4)	2,000	2,056
Houston Water & Sewer, 5.25%, 5/15/22 (6)	1,850	2,008
Lower Colorodo River Auth., 5.75%, 5/15/11 (6)	1,370	1,452
North East Independent School Dist., GO, 6.00%, 2/1/16 (Prerefunded 2/1/10) (2)	1,100	1,181
Port of Corpus Christi IDA, CITGO Petroleum VRDN (Currently 3.66%) (4)	2,200	2,200
Sabine River Auth., PCR, TXU Energy, 5.50%, 5/1/22 (Tender 11/1/11)	170	180
Sabine River Auth., PCR, TXU Energy, 6.15%, 8/1/22	250	271
San Antonio, 5.50%, 2/1/19 (Prerefunded 2/1/12) (2)	5	6
San Antonio, GO, 5.50%, 2/1/19	495	536
San Antonio Electric & Gas, 5.00%, 2/1/19	2,280	2,445
Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21	1,000	1,074
Tarrant County Health Fac. Dev. Corp., Texas Health Resources 5.75%, 2/15/10 (1)	500	521
Texas A&M Univ., 5.00%, 5/15/25	1,200	1,274
Texas Turnpike Auth., BAN, 5.00%, 6/1/08	1,000	1,022

Univ. of Texas, Board of Regents, 5.25%, 8/15/17	2,950	3,236
		29,197
Virgin Islands 0.3%		
Virgin Islands PFA, 5.25%, 10/1/20	500	532
Virgin Islands PFA, Hovensa Refinery, 5.875%, 7/1/22 (4)	200	219
Virgin Islands PFA, Hovensa Refinery, 6.125%, 7/1/22 (4)	150	166
		917
Virginia 7.9%		
Arlington County, Public Improvement, GO, 5.00%, 5/15/17	800	876
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/13 (Prerefunded 7/1/11) (2)	1,000	1,088
Charles City County IDA, IDRB, Waste Management 6.25%, 4/1/27 (Tender 4/1/12) (4)	250	274
Chesterfield County IDA, Virginia Electric & Power 5.875%, 6/1/17	500	541
Fairfax County, Public Improvement, GO, 5.25%, 4/1/13	1,500	1,646
Fairfax County, Sewer, 5.00%, 7/15/27	1,350	1,433
Greater Richmond Convention Center, Hold Tax 5.00%, 6/15/16 (1)	2,000	2,175
Greater Richmond Convention Center, Hotel Tax 5.00% 6/15/23 (1)	1,350	1,442
Loudoun County IDA, Falcons Landing, 6.00%, 8/1/24	250	267
Loudoun County IDA, Loudoun Hosp. Center, 6.10%, 6/1/32 (Prerefunded 6/1/12) (2)	500	565
Pocahontas Parkway Assoc., 5.50%, 8/15/28 (Prerefunded 8/15/08) (2)	400	421
Portsmouth, 5.50%, 6/1/14 (Prerefunded 6/1/08) (2)(3)	580	598
Portsmouth, Public Improvement, GO, 5.50%, 6/1/14 (3)	220	226
Spotsylvania County, GO, 5.00%, 1/15/23 (6)	1,390	1,503
Virginia Beach, Public Improvement, GO, 5.00%, 1/15/10	1,950	2,035
Virginia Biotechnology Research Park Auth., 5.25%, 9/1/12	1,000	1,072

The accompanying notes are an integral part of these financial statements.

October 31, 2006

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning November 1, 2007.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the year ended October 31, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $115,406,000 and $57,501,000, respectively, for the year ended October 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2006, totaled $8,993,000 and were characterized as tax-exempt income for tax purposes. At October 31, 2006, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2006, the fund had $1,103,000 of capital loss carryforwards, of which $338,000 expire in fiscal 2008, and $765,000 expire thereafter through fiscal 2014.

For the year ended October 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2006, the cost of investments for federal income tax purposes was $271,943,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

NOTE 5 - SUBSEQUENT EVENT

On November 13, 2006 the T. Rowe Price Summit Municipal Intermediate Fund acquired substantially all of the assets of the T. Rowe Price Tax-Free Intermediate Fund and the T. Rowe Price Florida Intermediate Tax-Free Fund (collectively, the acquired funds), pursuant to the Agreement and Plan of Reorganization dated July 25, 2006, and approved by shareholders of the acquired funds on October 18, 2006. The acquisition was accomplished by a tax-free exchange of 16,276,444 shares of the T. Rowe Price Summit Municipal Intermediate Fund (with a value of $178,227,000) for the 15,990,370 shares of the T. Rowe Price Tax-Free Intermediate Bond Fund outstanding on November 10, 2006. An additional 9,237,839 shares of the T. Rowe Price Summit Municipal Intermediate Fund (with a value of $101,154,000) were exchanged for the 9,402,010 shares of the T. Rowe Price Florida Intermediate Tax-Free Fund outstanding on that date. The aggregate net assets of the acquired funds on that date, which included $75,000 of net realized loss, $8,019,000 of unrealized appreciation, and $7,878,000 of net income, were combined with those of the T. Rowe Price Summit Municipal Intermediate Fund. Immediately after the acquisition, the net assets of the T. Rowe Price Summit Municipal Intermediate Fund totaled $556,135,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and Shareholders of T. Rowe Price Summit Municipal Intermediate Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Intermediate Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund’s distributions to shareholders included $8,788,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" or "interested" directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1993	present); Director, Mercantile Bankshares (4/03 to present);
Member, Advisory Board, Deutsche Bank North America (2004 to
present); Director, Chairman of the Board, and Chief Executive
Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to
2001	present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Managing Director and Head of
International Private Banking, Bankers Trust (1996 to 1999);
Director, Georgia Pacific (5/04 to 12/05), Eli Lilly and Company,
and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors, L.P.
1993

*Each independent director oversees 116 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[116]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, Summit Municipal Funds
2004
[38]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Summit Municipal Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Municipal
Funds

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Summit Municipal	T. Rowe Price; Vice President, T. Rowe Price
Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Municipal	Group, Inc.
Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Summit Municipal Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Municipal
Funds

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Municipal
Funds

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Summit Municipal Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Municipal	Group, Inc.
Funds

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Municipal	Group, Inc.
Funds

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Assistant Vice President, Summit Municipal
Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Summit Municipal Funds

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$9,494	$8,375
Audit-Related Fees	904	665
Tax Fees	911	1,376
All Other Fees	150	369

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,200,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 15, 2006